Exhibit 10.52.2

No. 02-1126
   -----------


                                 OFFICIAL ORDER
                                     of the
                            COMMISSIONER OF INSURANCE
                                     of the
                                 STATE OF TEXAS
                                  AUSTIN, TEXAS

                              Date: October 30, 2002


Subject Considered:

                     BANKERS NATIONAL LIFE INSURANCE COMPANY
                                 Amarillo, Texas

                      ORDER TO MAINTAIN FINANCIAL CONDITION
                          AND TO PROTECT POLICYHOLDERS


General Remarks and official action taken:

On this day, came on for consideration by the Commissioner of Insurance, the matter of Bankers National Life Insurance Company, Amarillo, Texas (hereinafter referred to as "RESPONDENT"), which holds a certificate of authority issued by the Texas Department of Insurance (hereinafter referred to as "the Department). RESPONDENT holds a certificate of authority under provisions of the Texas Insurance Code to conduct the business of insurance in the State of Texas.

RESPONDENT, as evidenced by the signature below of its duly authorized representative, voluntarily agrees to the entry of this Order, acknowledges its rights to issuance and service of notice of hearing, a public hearing, a proposal for decision, rehearing by the Commissioner of Insurance (hereinafter referred to as "the Commissioner"), and judicial review of this administrative action, and waives such rights, and knowingly and informally disposes of this case pursuant to the provisions of TEX. INS. CODE ANN. ss.ss.36.104 and 82.051-82.055, TEX. GOV'T CODE ANN. ss.2001.056, and 28 TEX. ADMIN. CODE ss.1.47.

The Commissioner has jurisdiction over this matter pursuant to TEX. INS. CODE ANN. art. 1.32 and ss.ss.36.104 and 82.051-82.055, 28 TEX. ADMIN. CODE ss.1.47,
and TEX. GOV'T CODE ANN. ss.ss.2001.054 and 2001.056. The Commissioner has authority to dispose of this matter as set forth in TEX. INS. CODE ANN. art.
1.32 and ss.ss.36.104 and 82.051-82.055, TEX. GOV'T CODE ANN. ss.2001.056, and
28 TEX. ADMIN. CODE ss.1.47.

COMMISSIONER'S ORDER
BANKERS NATIONAL LIFE INSURANCE COMPANY
1.32 CONSENT ORDER
Page 2 of 5

This Order is intended to memorialize certain matters and arrangements already agreed to by the COMMISSIONER and RESPONDENT, including RESPONDENT's commitment to (a) maintain satisfactory financial condition, (b) provide quality service to policyholders and (c) minimize the impact on RESPONDENT of the restructuring of Conseco, Inc. described herein.

RESPONDENT is a direct subsidiary of CIHC, Inc. and an indirect subsidiary of Conseco, Inc. On August 9, 2002, Conseco, Inc. announced that it was undertaking an effort to restructure its debt. Conseco insurance companies, which includes RESPONDENT, are regulated by the Commissioner and are separate legal entities from Conseco, Inc.

This Order is intended to maintain the financial integrity of RESPONDENT and to assure that any impact from Conseco, Inc.'s restructuring affecting RESPONDENT in its methods of operation, affiliations, contracts or agreements, or any other situation contemplated by TEX. INS. CODE ANN. art. 1.32 shall be rectified in accordance with this Order.

IT IS THEREFORE AGREED BY THE PARTIES AND ORDERED by the Commissioner, pursuant to TEX. INS. CODE ANN. art. 1.32 and ss.ss.82.051-82.055, that:

     1. RESPONDENT shall not request any dividends or other distributions before January 1, 2003. After January 1, 2003, all dividends or other distributions from insurance subsidiaries to parents outside the insurance system or to affiliates outside the insurance system shall be subject to prior approval by the Commissioner. Application for approval must include a detailed description of the purpose and use of the dividends or other distributions. Any dividends or other distributions approved under this section shall be for the sole purpose of assisting Conseco, Inc. or CIHC, Inc. in financing their restructuring, including but not limited to, amortization of debt;

     2. RESPONDENT shall continue to maintain sufficient capitalization and reserves as required by the Texas Insurance Code. RESPONDENT shall use diligent efforts to maintain, at a minimum, its current risk-based capital level, and shall not implement any actions the purpose or likely effect of which is to negatively impact its risk-based capital level without the prior approval of the Commissioner.

          The Texas Administrative Code sets forth rules concerning the minimum risked-based capital and surplus requirements but in no event reduces the amount of capital and surplus otherwise required by provisions of the Texas Insurance Code, the Texas Administrative Code or by authority of the Commissioner. The purpose of maintaining capital and surplus is to absorb the financial, underwriting, and investment risks assumed by an insurer.

COMMISSIONER'S ORDER
BANKERS NATIONAL LIFE INSURANCE COMPANY
1.32 CONSENT ORDER
Page 3 of 5

     3. RESPONDENT shall request approval from the Commissioner or his designated representative (hereinafter referred to as "the Commissioner's Representative") before it makes any disbursements not in the ordinary course of its business, unless otherwise agreed to by the Commissioner or the Commissioner's Representative. Also, RESPONDENT agrees that it shall not make any guarantees to non-insurance companies unless approved by the Commissioner;

     4. RESPONDENT shall complete any pending transactions previously reported to the proper insurance regulatory officials, as appropriate and allowed by law, prior to and during Conseco, Inc.'s restructuring, unless not approved by the Commissioner;

     5. RESPONDENT has obtained a commitment which is included in the board resolutions described herein from Conseco, Inc. and CIHC, Inc. to maintain its infrastructure, including but not limited to, employee retention, systems and physical facilities prior to and during Conseco's restructuring. This commitment allows for efficient and continued normal operations by RESPONDENT;

     6. RESPONDENT shall continue to permit the examination of its books, papers, accounts, records, and affairs by the Commissioner or the Commissioner's Representative pursuant to Article 1.15 of the Texas Insurance Code. All information provided to the Commissioner or the Commissioner's Representative pursuant to Article 1.15 of the Texas Insurance Code, will be treated confidentially to the extent permitted by Texas law. Any other information provided by RESPONDENT or obtained by the Texas Department of Insurance in connection with the restructuring of Conseco, Inc. and which falls outside the scope of
          Article 1.15 of the Texas Insurance Code may contain proprietary or confidential information of Conseco, Inc. and will be subject to Texas Government Code Chapter 552; and

     7. The Board of Directors of RESPONDENT, at specially called meetings or by unanimous written consent, has simultaneously, with the entry of this Order, approved and provided resolutions complying with the terms of this Order, which is effective upon the entry of this Order. RESPONDENT will receive resolutions from Conseco, Inc. and CIHC, Inc.'s Boards within seven business days from the entry of this Order assuring RESPONDENT's compliance with this Order.

IT IS FURTHER AGREED AND ORDERED that the cost incident to the Commissioner's Representative's service rendered pursuant to this Order shall be fixed

COMMISSIONER'S ORDER
BANKERS NATIONAL LIFE INSURANCE COMPANY
1.32 CONSENT ORDER
Page 4 of 5

and determined by the Commissioner and shall be a charge against the assets and funds of RESPONDENT to be allowed and paid as the Commissioner determines.

IT IS FURTHER AGREED AND ORDERED that this Order is binding on RESPONDENT, and its affiliates, officers, directors and attorneys, and on those persons in active concert or participation with them or who receive actual or constructive notice of this Order by personal service or otherwise.

IT IS FURTHER AGREED AND ORDERED that this Order shall remain in effect until terminated by the Commissioner. Nothing herein shall constitute a limitation of the Commissioner to take other or further action pursuant to the Texas Insurance Code or the rules and regulations promulgated pursuant to the Texas Insurance Code as deemed necessary by the Commissioner.


                                                  JOSE MONTEMAYOR
                                                  COMMISSIONER OF INSURANCE



                                                  By:/s/Betty Patterson
                                                     ------------------
                                                  Betty Patterson, CPA, AFE
                                                  Senior Associate Commissioner
                                                  Financial Program
                                                  Delegation Order No. 94-0487


Agreed and Consented to by Bankers National Life Insurance Company on the 24th day of October, 2002.



By:      /s/Elizabeth Coit Georgakopoulos
         --------------------------------
         Elizabeth Coit Georgakopoulos
Title:   President



Reviewed by:


/s/Eric Magee
---------------------------
Eric Magee
Staff Attorney
Financial Counsel Section
Legal & Compliance Division

COMMISSIONER'S ORDER
BANKERS NATIONAL LIFE INSURANCE COMPANY
1.32 CONSENT ORDER
Page 5 of 5

Financial counsel Section
Legal & Compliance Division


STATE OF __________________  ss.
                             ss.
COUNTY OF ________________   ss.


         BEFORE ME, the undersigned notary public, personally appeared Elizabeth Georgakopoulos, who being by me duly sworn, deposed as follows:

1. "My name is Elizabeth Georgakopoulos. I am of sound mind, capable of making this statement, and am personally acquainted with the acts herein stated.

2. I am President of Bankers National Life Insurance Company, which holds a Certificate of Authority to conduct the business of insurance in the State of Texas. As President of Bankers National Life Insurance Company, I am authorized to make this statement and I agree to and execute this Consent Order on behalf of Bankers National Life Insurance Company.

3. Bankers National Life Insurance Company agrees with and consents to the issuance and service of the foregoing Article 1.32 Order by Consent to be entered by the Texas Commissioner of Insurance."

   /s/Elizabeth Georgakopoulos
   ---------------------------


SWORN TO AND SUBSCRIBED before me the undersigned authority, by of Bankers National Life Insurance Company on
----------------------------------
this 25th day of October, 2002.


                           /s/Mary C. Untrauer
                           -----------------------------------
                           Signature of Notary Public

                           Mary C. Untrauer
                           -----------------------------------
                           Printed Name of Notary Public

                           Notary Public In and For the State of

                           Indiana

                           My Commission Expires: January 18, 2010